Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED

BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regional Health Properties, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Brent Morrison, Interim Chief Executive Officer and Interim President of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

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May 21, 2018	By:	/s/ Brent Morrison
Brent Morrison Interim Chief Executive Officer and Interim President